UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06629

Western Asset Managed Municipals Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: May 31

Date of reporting period: February 28, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FORM N-Q

FEBRUARY 28, 2014

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited)	February 28, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS - 139.1%
Alabama - 3.8%
Jefferson County, AL, Sewer Revenue	6.000%	10/1/42	$9,230,000	$9,291,933
Jefferson County, AL, Sewer Revenue:
AGM	5.500%	10/1/53	1,400,000	1,408,274
Convertible CAB	0.000%	10/1/50	15,000,000	7,650,000	(a)
Subordinated Lien Warrants	6.500%	10/1/53	3,200,000	3,278,688

Total Alabama				21,628,895

Arizona - 4.9%
Greater Arizona Development Authority, Development Authority Infrastructure Revenue, Pinal County Road Project, NATL	5.000%	8/1/19	3,705,000	4,030,410
Phoenix, AZ, Civic Improvement Corp. Airport Revenue	5.000%	7/1/40	5,000,000	5,124,850
Salt Verde, AZ, Financial Corp. Gas Revenue	5.000%	12/1/32	10,000,000	10,614,700
Salt Verde, AZ, Financial Corp. Gas Revenue	5.000%	12/1/37	5,500,000	5,799,035
Salt Verde, AZ, Financial Corp. Senior Gas Revenue	5.250%	12/1/28	2,000,000	2,196,500

Total Arizona				27,765,495

California - 22.6%
Bay Area Toll Authority, CA, Toll Bridge Revenue:
San Francisco Bay Area	1.130%	4/1/24	7,000,000	6,999,370	(a)(b)
San Francisco Bay Area	5.125%	4/1/39	21,700,000	23,304,498
California Health Facilities Financing Authority Revenue, Stanford Hospital & Clinics	5.150%	11/15/40	2,000,000	2,113,340
California Housing Finance Agency Revenue, Home Mortgage	4.700%	8/1/24	2,110,000	2,117,301	(c)
California State PCFA, Water Furnishing Revenue	5.000%	11/21/45	10,000,000	9,526,200	(c)(d)
California State PCFA, Water Furnishing Revenue	5.000%	11/21/45	5,000,000	4,991,700	(d)
California State, GO	0.810%	12/1/17	4,000,000	4,035,400	(a)(b)
California Statewide CDA Revenue, Methodist Hospital Project, FHA	6.625%	8/1/29	5,235,000	6,175,258
California Statewide CDA, Student Housing Revenue, Provident Group-Pomona Properties LLC	5.750%	1/15/45	1,770,000	1,535,280
Garden Grove, CA, Agency for Community Development, Tax Allocation, Refunding, AMBAC	5.000%	10/1/29	7,375,000	6,962,811
Imperial Irrigation District, CA, Electric Revenue	5.500%	11/1/41	2,750,000	2,927,623
Los Angeles County, CA, Public Works Financing Authority, Lease Revenue:
Multiple Capital Projects II	5.000%	8/1/32	3,000,000	3,210,060
Multiple Capital Projects II	5.000%	8/1/37	2,750,000	2,890,415
Los Angeles, CA, Convention & Exhibition Center Authority, Lease Revenue	5.125%	8/15/22	8,000,000	9,171,760
M-S-R Energy Authority, CA, Gas Revenue	7.000%	11/1/34	3,430,000	4,492,408
M-S-R Energy Authority, CA, Gas Revenue	6.500%	11/1/39	9,000,000	11,336,400
Modesto, CA, Irrigation District, COP, Capital Improvements	6.000%	10/1/39	6,500,000	7,029,295
Rancho Cucamonga, CA, RDA, Tax Allocation, Rancho Redevelopment Projects, NATL	5.125%	9/1/30	3,340,000	3,340,601
Riverside County, CA, Transportation Commission Sales Tax Revenue, Limited Tax	5.250%	6/1/39	900,000	997,866
Riverside County, CA, Transportation Commission Toll Revenue:
Senior Lien	5.750%	6/1/44	200,000	208,120
Senior Lien	5.750%	6/1/48	600,000	620,796
Sacramento County, CA, COP, Unrefunded Balance, Public Facilities Project, NATL	5.375%	2/1/19	590,000	591,805

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
California - continued
San Bernardino County, CA, COP, Arrowhead Project	5.125%	8/1/24	$5,185,000	$5,567,446
San Mateo County Community College District, COP, NATL	5.000%	10/1/25	3,000,000	3,083,730	(e)
Shafter Wasco Irrigation District Revenue, CA, COP	5.000%	11/1/40	5,000,000	5,041,900

Total California				128,271,383

Colorado - 10.7%
Colorado Health Facilities Authority Revenue:
Catholic Health Initiatives	5.000%	9/1/41	4,000,000	4,043,760
Sisters Leavenworth	5.000%	1/1/35	6,000,000	6,210,840
Denver, CO, City & County Airport Revenue	6.125%	11/15/25	10,945,000	13,996,247	(c)(f)
Denver, CO, City & County Airport Revenue, Unrefunded Balance	6.125%	11/15/25	13,630,000	13,669,527	(c)
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.500%	11/15/38	18,000,000	22,610,880

Total Colorado				60,531,254

District of Columbia - 2.6%
District of Columbia, Hospital Revenue, Children’s Hospital Obligation, AGM	5.450%	7/15/35	14,140,000	14,731,759

Florida - 10.1%
Miami-Dade County, FL, Aviation Revenue	5.000%	10/1/30	6,000,000	6,276,360	(c)
Miami-Dade County, FL, Aviation Revenue	5.500%	10/1/41	10,000,000	10,675,400
Miami-Dade County, FL, Aviation Revenue, Miami International Airport	5.375%	10/1/35	10,705,000	11,351,154
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/40	10,000,000	10,316,300
Orange County, FL, Health Facilities Authority Revenue, Hospital-Orlando Regional Healthcare	5.000%	11/1/35	4,545,000	4,656,489
Orange County, FL, School Board, COP, AGC	5.500%	8/1/34	8,000,000	8,678,960
Orlando, FL, State Sales Tax Payments Revenue	5.000%	8/1/32	5,000,000	5,375,350

Total Florida				57,330,013

Georgia - 4.6%
Atlanta, GA, Water & Wastewater Revenue	6.250%	11/1/39	13,000,000	14,919,840
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.125%	7/1/40	6,220,000	6,717,600
Main Street Natural Gas Inc., GA, Gas Project Revenue	5.000%	3/15/22	4,000,000	4,419,680

Total Georgia				26,057,120

Hawaii - 1.3%
Hawaii State Airports System Revenue	5.000%	7/1/39	7,000,000	7,291,900

Illinois - 7.3%
Chicago, IL, O’Hare International Airport Revenue	5.625%	1/1/35	6,415,000	6,920,374
Chicago, IL, O’Hare International Airport Revenue	5.750%	1/1/39	6,000,000	6,494,520
Illinois Finance Authority Revenue:
Advocate Health Care & Hospitals Corp. Network	6.250%	11/1/28	2,445,000	2,802,630
Depaul University	6.125%	10/1/40	5,000,000	5,606,200
Memorial Health System	5.500%	4/1/39	7,000,000	7,269,010
Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax Revenue, McCormick Project	5.250%	6/15/50	12,000,000	12,269,280

Total Illinois				41,362,014

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Indiana - 3.9%
Indiana Finance Authority, Wastewater Utility Revenue, CWA Authority	5.000%	10/1/41	$5,000,000	$5,233,900
Indiana State Finance Authority Revenue, Private Activity-Ohio River Bridges East End Crossing Project	5.000%	7/1/44	5,000,000	4,976,450	(c)
Indianapolis, IN, Thermal Energy System	5.000%	10/1/25	5,000,000	5,462,150
Richmond, IN, Hospital Authority Revenue, Reid Hospital & Health Care Services Inc. Project	6.625%	1/1/39	5,000,000	5,455,600
Valparaiso, IN, Exempt Facilities Revenue, Pratt Paper LLC Project	7.000%	1/1/44	1,000,000	1,061,860	(c)

Total Indiana				22,189,960

Iowa - 1.6%
Iowa State Finance Authority Midwestern Disaster Area Revenue:
Iowa Fertilizer Co. Project	5.000%	12/1/19	2,450,000	2,451,029
Iowa Fertilizer Co. Project	5.250%	12/1/25	7,100,000	6,881,746

Total Iowa				9,332,775

Kentucky - 2.0%
Louisville & Jefferson County, KY, Metropolitan Government Health System Revenue, Norton Healthcare Inc.	5.250%	10/1/36	11,000,000	11,104,830

Louisiana - 0.9%
St. Charles Parish, LA, Gulf Zone Opportunity Zone Revenue, Valero Refining-New Orleans LLC	4.000%	6/1/22	5,000,000	5,091,950	(a)(b)

Massachusetts - 5.7%
Massachusetts State DFA Revenue:
Boston University	5.000%	10/1/29	3,000,000	3,302,490
Boston University, AMBAC	5.000%	10/1/39	3,500,000	3,555,930
Broad Institute Inc.	5.250%	4/1/37	8,000,000	8,499,040
Milford Regional Medical Center	5.750%	7/15/43	500,000	522,025
Massachusetts State HEFA Revenue, Suffolk University	5.750%	7/1/39	8,000,000	8,351,440
Massachusetts State Housing Finance Agency Revenue	7.000%	12/1/38	4,575,000	4,912,498
Massachusetts State School Building Authority Sales Tax Revenue	5.000%	5/15/43	3,000,000	3,235,920

Total Massachusetts				32,379,343

Michigan - 2.3%
Lansing, MI, Board of Water & Light Utility System Revenue	5.000%	7/1/37	7,000,000	7,403,690
Michigan State Building Authority Revenue, Facilities Program	5.250%	10/15/47	650,000	678,893
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	8.250%	9/1/39	4,000,000	4,821,680

Total Michigan				12,904,263

Minnesota - 0.3%
Dakota County, MN, CDA, MFH Revenue, Southfork Apartments, LIQ-FNMA	5.625%	2/1/26	1,500,000	1,500,360

Missouri - 2.2%
Kansa City, MO, Water Revenue	5.250%	12/1/32	1,000,000	1,113,150
Missouri State HEFA Revenue, Children’s Mercy Hospital	5.625%	5/15/39	6,000,000	6,314,820

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Missouri - continued
Platte County, MO, IDA Revenue, Refunding & Improvement Zona Rosa Retail Project	5.000%	12/1/32	$5,000,000	$5,294,650

Total Missouri				12,722,620

Nebraska - 0.5%
Nebraska Public Power Generation Agency Revenue, Whelan Energy Center Unit 2-A, AMBAC	5.000%	1/1/25	3,000,000	3,161,070

Nevada - 2.3%
Reno, NV, Hospital Revenue, Washoe Medical Centre, AGM	5.500%	6/1/33	12,750,000	13,136,963

New Jersey - 11.0%
New Jersey State EDA Revenue	5.000%	6/15/26	2,500,000	2,667,275
New Jersey State EDA Revenue:
Continental Airlines Inc. Project	4.875%	9/15/19	2,645,000	2,635,478	(c)
Continental Airlines Inc. Project	5.125%	9/15/23	2,000,000	1,968,180	(c)
Continental Airlines Project	5.250%	9/15/29	3,000,000	2,962,350	(c)
Private Activity-The Goethals Bridge Replacement Project, AGM	5.125%	7/1/42	2,500,000	2,531,600	(c)
School Facilities Construction	1.630%	3/1/28	15,000,000	14,922,600	(a)
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.625%	6/1/30	12,320,000	13,018,421
New Jersey State Higher Education Assistance Authority, Student Loan Revenue, AGC	6.125%	6/1/30	10,000,000	10,592,300	(c)
New Jersey State Housing & Mortgage Finance Agency Revenue	6.375%	10/1/28	3,550,000	3,624,798
New Jersey State Turnpike Authority Revenue	0.510%	1/1/17	5,000,000	5,010,050	(a)
New Jersey State Turnpike Authority Revenue	0.710%	1/1/18	2,500,000	2,508,050	(a)(b)

Total New Jersey				62,441,102

New Mexico - 1.0%
New Mexico State Hospital Equipment Loan Council, Hospital Revenue, Presbyterian Healthcare Services	6.125%	8/1/28	5,000,000	5,618,200	(g)

New York - 11.9%
Liberty, NY, Development Corporation Revenue:
Goldman Sachs Headquarters	5.250%	10/1/35	4,000,000	4,382,080
Goldman Sachs Headquarters	5.500%	10/1/37	8,985,000	10,140,831
Long Island Power Authority, NY, Electric System Revenue	6.000%	5/1/33	24,570,000	27,640,513
MTA, NY, Revenue	5.250%	11/15/40	5,000,000	5,273,450
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Second General Resolution Fiscal 2013	5.000%	6/15/47	5,000,000	5,292,600
New York City, NY, TFA, Building Aid Revenue	5.000%	1/15/32	4,000,000	4,323,480
New York Liberty Development Corp., Liberty Revenue:
4 World Trade Center LLC Project	5.750%	11/15/51	5,000,000	5,392,200
Second Priority, Bank of America Tower	5.125%	1/15/44	1,000,000	1,041,240
Port Authority of New York & New Jersey	5.000%	1/15/41	3,820,000	4,051,759

Total New York				67,538,153

North Carolina - 0.7%
Harnett County, NC, GO:
Custody Receipts, AMBAC	5.250%	6/1/24	1,505,000	1,523,436	(e)
Custody Receipts, AMBAC	5.250%	6/1/24	110,000	110,886

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
North Carolina - continued
North Carolina Capital Facilities Finance Agency, Educational Facilities Revenue:
Elizabeth City State University Housing Foundation LLC Project, AMBAC	5.000%	6/1/23	$1,000,000	$991,180
Elizabeth City State University Housing Foundation LLC Project, AMBAC	5.000%	6/1/33	1,250,000	1,149,812

Total North Carolina				3,775,314

Ohio - 2.4%
Hamilton County, OH, Hospital Facilities Revenue, Cincinnati Children’s Hospital, FGIC	5.250%	5/15/23	2,000,000	2,019,820	(e)
JobsOhio Beverage System Statewide Liquor Profits Revenue	5.000%	1/1/38	8,000,000	8,443,120
Ohio State Water Development Authority, Environmental Improvement Revenue, U.S. Steel Corp. Project	6.600%	5/1/29	3,000,000	3,157,740

Total Ohio				13,620,680

Oregon - 0.3%
Oregon State Housing & Community Services Department, Mortgage Revenue, Single-Family Mortgage Program	5.050%	7/1/26	560,000	572,236	(c)
Umatilla County, OR, Hospital Facility Authority Revenue:
Catholic Health Initiatives	5.000%	5/1/32	535,000	536,674
Catholic Health Initiatives	5.000%	5/1/32	465,000	468,469	(e)

Total Oregon				1,577,379

Pennsylvania - 2.4%
Pennsylvania State Public School Building Authority Lease Revenue, Philadelphia School District Project, AGM	5.000%	6/1/33	7,255,000	7,488,538
Pennsylvania State Turnpike Commission Revenue	5.250%	12/1/41	6,000,000	6,239,220

Total Pennsylvania				13,727,758

Puerto Rico - 4.2%
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.750%	8/1/37	6,000,000	4,877,520
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/41	8,550,000	6,557,080
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/43	10,000,000	7,431,500
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/46	6,175,000	4,935,863

Total Puerto Rico				23,801,963

Rhode Island - 1.0%
Rhode Island State Health & Educational Building Corp., Revenue, Hospital Financing	7.000%	5/15/39	5,000,000	5,524,150

South Carolina - 0.5%
South Carolina State Ports Authority Revenue	5.250%	7/1/40	2,500,000	2,651,400

Tennessee - 0.1%
Hardeman County, TN, Correctional Facilities Corp., Correctional Facilities Revenue	7.750%	8/1/17	500,000	501,830

Texas - 13.1%
Dallas-Fort Worth, TX, International Airport Revenue, Joint Improvement	5.000%	11/1/45	10,000,000	10,203,500
Grand Parkway Transportation Corp., TX, System Toll Revenue, Convertible CAB, Step Bond	0.000%	10/1/36	4,000,000	2,554,720	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Texas - continued
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Memorial Herman Health System	0.980%	6/1/23	$4,500,000	$4,432,320	(a)
Harris County, TX, Health Facilities Development Corp., School Health Care System Revenue	5.750%	7/1/27	1,000,000	1,243,600	(f)
Love Field Airport Modernization Corp., TX, Special Facilities Revenue, Southwest Airlines Co. Project	5.250%	11/1/40	15,000,000	15,285,600
North Texas Tollway Authority Revenue	5.750%	1/1/33	5,000,000	5,317,900
North Texas Tollway Authority Revenue	5.750%	1/1/40	15,000,000	16,575,600
Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	5.625%	12/15/17	1,470,000	1,662,335
Texas Private Activity Bond Surface Transportation Corp. Revenue, LBJ Infrastructure Group LLC	7.000%	6/30/40	7,000,000	7,919,800
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/27	8,550,000	8,894,394

Total Texas				74,089,769

Virginia - 0.9%
Virginia State Small Business Financing Authority Revenue:
Elizabeth River Crossings OpCo LLC Project	5.250%	1/1/32	3,000,000	3,046,260	(c)
Elizabeth River Crossings OpCo LLC Project	5.500%	1/1/42	2,000,000	2,052,180	(c)

Total Virginia				5,098,440

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $755,414,125)				788,460,105

SHORT-TERM INVESTMENTS - 3.2%
Illinois - 0.3%
Illinois DFA, IDR, Profile Packaging Inc. Project, LOC-LaSalle Bank N.A.	0.210%	7/1/18	1,400,000	1,400,000	(c)(h)(i)

Nevada - 0.0%
Las Vegas Valley, NV, Water District, GO, Water Improvement, SPA-Dexia Credit Local	0.100%	6/1/36	250,000	250,000	(h)(i)

New York - 2.5%
New York City, NY, GO:
LIQ-Dexia Credit Local	0.300%	4/1/35	2,000,000	2,000,000	(h)(i)
SPA-Dexia Credit Local	0.300%	8/1/28	2,900,000	2,900,000	(h)(i)
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue:
Second General Resolution, SPA-Dexia Credit Local	0.270%	6/15/32	600,000	600,000	(h)(i)
SPA-Dexia Credit Local	0.300%	6/15/32	2,100,000	2,100,000	(h)(i)
SPA-Dexia Credit Local	0.280%	6/15/33	3,200,000	3,200,000	(h)(i)
New York City, NY, TFA Revenue, New York City Recovery Project Revenue, Subordinated, LIQ-Dexia Credit Local	0.300%	11/1/22	700,000	700,000	(h)(i)
New York, NY, GO, Subordinated, LOC-Dexia Credit Local	0.300%	3/1/34	2,815,000	2,815,000	(h)(i)

Total New York				14,315,000

Pennsylvania - 0.0%
Mercer County, PA, GO	0.180%	10/1/31	200,000	200,000	(h)(i)

Texas - 0.1%
Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Revenue, Methodist Hospital of Dallas, LOC-JPMorgan Chase	0.040%	10/1/41	500,000	500,000	(h)(i)

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Virginia - 0.3%
Virginia Small Business Financing Authority, Hospital Revenue, Carilion Clinic Obligation, SPA-Wells Fargo Bank N.A.	0.050%	7/1/42	$1,500,000	$1,500,000	(h)(i)

TOTAL SHORT-TERM INVESTMENTS (Cost - $18,165,000)				18,165,000

TOTAL INVESTMENTS - 142.3% (Cost - $773,579,125#)				806,625,105
Auction Rate Cumulative Preferred Stock, at Liquidation Value - (44.1)%				(250,000,000)
Other Assets in Excess of Liabilities - 1.8%				10,112,216

TOTAL NET ASSETS - 100.0%				$566,737,321

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	Maturity date shown represents the mandatory tender date.

(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(f)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(h)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(i)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AGC	— Assured Guaranty Corporation - Insured Bonds
AGM	— Assured Guaranty Municipal Corporation - Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation - Insured Bonds
CAB	— Capital Appreciation Bonds
CDA	— Communities Development Authority
COP	— Certificates of Participation
DFA	— Development Finance Agency
EDA	— Economic Development Authority
FGIC	— Financial Guaranty Insurance Company - Insured Bonds
FHA	— Federal Housing Administration
FNMA	— Federal National Mortgage Association
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MFH	— Multi-Family Housing
MTA	— Metropolitan Transportation Authority
NATL	— National Public Finance Guarantee Corporation - Insured Bonds
PCFA	— Pollution Control Financing Authority
RDA	— Redevelopment Agency
SPA	— Standby Bond Purchase Agreement - Insured Bonds
TFA	— Transitional Finance Authority

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2014

Summary of Investments by Industry †

Transportation	23.0%
Industrial Revenue	16.6
Health Care	13.8
Education	9.5
Special Tax Obligation	7.9
Water & Sewer	7.8
Power	6.9
Leasing	5.5
Pre-Refunded/Escrowed to Maturity	4.4
Housing	1.8
State General Obligation	0.5
Local General Obligation	0.0 ‡
Short -Term Investments	2.3

100.0%

†	As a percentage of total investments. Please note that Fund holdings are as of February 28, 2014 and are subject to change.

‡	Represents less than 0.1%.

Ratings Table*

Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	5.0%
AA/Aa	29.8
A	49.2
BBB/Baa	10.6
BB/Ba	1.5
B/B	0.9
A-1/VMIG 1	2.3
NR	0.7

100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Managed Municipals Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income exempt from federal income tax as is consistent with preservation of principal.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Notes to Schedule of Investments (unaudited) (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds†	—	$788,460,105	—	$788,460,105
Short-term investments†	—	18,165,000	—	18,165,000

Total investments	—	$806,625,105	—	$806,625,105

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$406,506	—	—	$406,506

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At February 28, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$44,157,199
Gross unrealized depreciation	(11,111,219)

Net unrealized appreciation	$33,045,980

At February 28, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury Ultra Long-Term Bonds	235	6/14	$30,863,182	$31,269,688	$(406,506)

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at February 28, 2014.

Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Depreciation
Interest Rate Risk	$(406,506)

During the period ended February 28, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$13,871,528

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Managed Municipals Fund Inc.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	April 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	April 23, 2014

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	April 23, 2014